
HIGHLAND PRINCE

Iberia Capital Partners

August 2014

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue, EBITDA & Utilization



(USD in Millions)
700
600
500
400
300
200
100
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TTM
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation

As at end of Q2 2014

Introduction



GLOBAL
PRESENCE
AND DIVERSE
OPERATIONS
EXPERTISE

Diversified Global Fleet



WORLDWIDE TOTAL = 75
53
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV 25
SPV 1
AHTS 1
US GULF
PSV 18
FSV 1
MEXICO
AHTS 2
FSV 1
TRINIDAD
AHTS 2
FSV 1
BRAZIL
PSV 5
SPV 1
AUSTRALIA
PSV 2
SOUTHEAST ASIA
PSV 3
AHTS 12

As at end of Q2 2014

Fleet Growth


9
11
12
14
12
14
21
26
28
31
30
39
43
47
45
48
48
48
71
72
74
73
70
72
75
1990
OWNED VESSELS
2014

As at end of Q2 2014

Young & Versatile Fleet

Secondary Market Purchases

- Average one vessel purchase per year for last three years
- Two in 2012:
  - One 2010-built DP2 PSV for US GoM
  - One 2006-built DP2 PSV for UK North Sea
- One in 2014:
  - 2012-built DP2 PSV for UK North Sea



Vessel Vintage by Year



Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Current New Build Program
1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Vessels in Current Fleet
Recent Market Purchases
Vessel Disposals
Vessels Under Construction

As at end of Q2 2014

A Changing Environment

Significant number of new generation rigs allows for increased activity in:

- Deepwater
- Remote drilling locations
- Harsh environment

Industry and regulatory call for higher specification vessels for:

- Complex activities
- Increased cargo carrying capacity and flexibility


NORTH POMOR

The New Breed Of PSV

GULFMARK'S
ARCTIC CLASS

WINTERIZED
ERN 99,99,99,99
SPS CODE

Length	92.6m
Breadth	19.2m
Dwt	5000T
Speed	17kts



Oil Recovery
1000m² Deck
DP2
Dry Bulk Tanks
Ice-1B Hull
Diesel Electric Propulsion
Maximized Special Product Capacity
Mud, Brine & Drilling Fluids
8.4 MW Of Power
Bow Thrusters

New Construction Delivery Schedule

300 Class	Europe	887	DEFENDER	July 10, 2013
300 Class Arctic	Europe	Arctic	POMOR	July 26, 2013
280 Class	Europe	879	CHIEFTAIN	September 14, 2013
300 Class	Europe	887	GUARDIAN	September 26, 2013
250 Class	Europe	755	KNIGHT	October 11, 2013
300 Class Arctic	Europe	Arctic	CRUYS	February 14, 2014
250 Class	Europe	755	PRINCESS	March 22, 2014
280 Class	US	T-Sea	POLARIS	May 2, 2014
280 Class	US	T-Sea	REGULUS	ESTIMATED - Q4 2014
300 Class	US	887	HERCULES	ESTIMATED - Q1 2015
300 Class	US	887	PEGASUS	ESTIMATED - Q2 2015
300 Class Arctic	Europe	Arctic	ARCTIC - TBN	ESTIMATED - Q4 2015

2013 2014 2015

As at end of Q2 2014

Vessel Enhancement Schedule

Six 190 Class PSVs have been lengthened to 230 Class

Eight 210 Class PSVs being lengthened to 260 Class



St. Louis
COMPLETED
September 30, 2013
Toulouse
COMPLETED
November 9, 2013
Orleans
COMPLETED
March 15, 2014
Esplanade
COMPLETED
May 13, 2014
Bourbon
ESTIMATED
August 31, 2014
Royal
ESTIMATED
Q4 2014
Chartres
ESTIMATED
Q1 2015
Iberville
ESTIMATED
Q2 2015
2013
2014
2015

DEMAND DRIVERS

GULFMARK

Rig Count Growth – North Sea

FLOATING RIGS	
Drilling	37
Scheduled Arrivals/Activations (through 2015)	8
% Increase	**22%**
JACKUPS	
Drilling	37
Scheduled Arrivals (through 2015)	5
% Increase	**14%**

Source: IHS Petrodata as of 8/21/14





Floating Rig Count Growth – U.S. GoM

FLOATING RIGS IN U.S. GOM	
Currently Drilling	38
Net Additions (through Q4 2015)	12
% Increase	**32%**

Source: IHS Petrodata as of 8/21/14





Vessel To Rig Ratio – U.S. Gulf of Mexico



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Historic
Forecast
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.7
4.7
4.8
4.8
4.6
4.7
4.6
4.6
4.5
4.4
4.4
4.3
4.4
4.3
Estimated Deliveries
13 Vessels 3 Rigs
8 Vessels 6 Rigs
6 Vessels 0 Rigs
2 Vessels 1 Rigs
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimates

Sources: IHS Marine Base, IHS Rig Base as of 8/21/14

Assumptions:

1. *Vessel deliveries are net of estimated vessel departures*
2. *Forecasted ratio reflects net rig deliveries (assuming 2 future floating rig departures).*

Note: Dotted red line indicates early 2014 forecast

Current North Sea Outlook



← Historic
Forecast →
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
3.8
4.1
4.3
5.0
4.7
4.7
4.6
5.1
4.9
4.7
4.1
4.5
4.4
4.4
4.5
4.4
4.2
4.4
4.2
4.4
4.2
4.6
4.5
4.4
4.3
4.3
4.3
4.1
4.2
4.0
4.0
3.9
3.8
3.8
3.8
3.8
Estimated Deliveries
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimate

Sources: IHS Marine Base, IHS Rig Base as of 8/21/14

Note: Dotted red line indicates early 2014 forecast

FINANCIAL INFORMATION

GULFMARK

Revenue – Trailing Twelve Months

$497M



HIGHLAND PRINCE
42%
AMERICAS
43%
NORTH SEA
15%
SOUTHEAST ASIA

TTM Revenue - $211M
TTM EBITDA - $94M

TTM Revenue - $212M
TTM EBITDA - $81M

TTM Revenue - $74M
TTM EDITDA - $43M

As at end of Q2 2014

Day Rate in Backlog Remains Strong


(USD in Millions)
1,000
900
800
700
600
500
400
300
200
100
0
25,000
20,000
15,000
10,000
5,000
0
Day Rate
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2007
2008
2009
2010
2011
2012
2013
2014

As at end of Q2 2014

Net-Debt Position

(USD in Millions)



600
500
400
300
200
100
0
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
Net-Debt to Total Book Capitalization
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009 2010 2011 2012 2013 2014

As at end of Q2 2014

2014 - 2015 Non-Operating Uses of Cash

Use	2014E	2015E
	(USD in Millions)	
New Build Program	98	60
Acquisitions & Enhancements	69	10
Sub-Total	167	70
Dividends	26	26
Total Cash Uses	**193**	**96**

As at end of Q2 2014

Future Growth


GROWTH THROUGH
ACQUISITION AND
NEW CONSTRUCTION

Reconciliation Of Adjusted EBITDA

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	As of Jun 30th TTM
Net (loss) income	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$88.6
Interest expense, net	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	26.2
Income tax (benefit)	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	6.4
Depreciation & Amortization	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	71.3
EBITDA	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$192.5
Adjustments:											
Impairment	-	-	-	-	-	46.2	97.7	1.8	1.2	-	7.5
Debt refinancing costs	6.5	-	-	-	-	-	-	-	4.4	-	-
Accounting Change	7.3	-	-	-	-	-	-	-	-	-	-
Other	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3	(0.7)
Adjusted EBITDA	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$164.5	$199.3

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GULFMARK.COM